UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 8, 2019
XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive,
San Jose,
California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	XLNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 8, 2019, at the Xilinx, Inc. (the “Company”) 2019 Annual Meeting of Stockholders, the Company’s stockholders approved the proposals listed below. The final results for the votes regarding each proposal are also set forth below. The proposals are described in detail in the Company’s proxy statement filed with the United States Securities and Exchange Commission on June 21, 2019.

1.	Elect ten nominees for director to serve on the Board of Directors for the ensuing year or until their successors are duly elected and qualified:
	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Dennis Segers	189,364,473	147,152	153,581	24,336,851
	Raman K. Chitkara	189,284,418	191,710	189,076	24,336,853
	Saar Gillai	189,836,697	644,322	184,185	24,336,853
	Ronald S. Jankov	189,302,779	177,716	184,709	24,336,853
	Mary Louise Krakauer	189,280,167	184,479	200,556	24,336,855
	Thomas H. Lee	188,950,356	531,503	183,348	24,336,850
	J. Michael Patterson	184,400,112	5,063,579	201,513	24,336,853
	Victor Peng	188,698,521	809,943	156,740	24,336,853
	Marshall C. Turner	186,456,947	2,992,727	215,531	24,336,852
	Elizabeth W. Vanderslice	184,493,609	5,010,397	161,196	24,336,855

2.	Approve an amendment to the Company’s 1990 Employee Qualified Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		187,992,268	1,477,379	195,552	24,336,858

3.	Approve an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 6,000,000 shares:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		181,170,347	8,234,654	260,199	24,336,857

4.	Approve, on an advisory basis, the compensation of the Company’s named executive officers:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		182,419,452	6,940,088	305,660	24,336,857

5.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal 2020:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		205,948,675	7,555,783	497,599	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: August 12, 2019	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and
Secretary